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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 Date of Report
                  (Date of earliest event reported): September
                                    27, 2004
                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                    000-31149                  95-4040623
-------------------------------        ---------                  ----------
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


6053 West Century Boulevard, 11th Floor
Los Angeles, California                                90045-6438
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (310) 342-5000


        Not Applicable
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(Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition

On September 27, 2004, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended September 26, 2004. The Company increased earnings per share guidance for the third quarter of 2004, excluding expected one-time charges, to $0.25 - $0.26 per diluted share. A copy of the Company's earnings release is attached hereto as
Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit                 Description
-------                 -----------

 99.1 Press Release dated September 27, 2004 entitled: "California Pizza Kitchen Reports Third Quarter Eighteen Month Comparable Store Sales Increase of 8.7%; Excluding Expected One-time Charges, Management Raises Guidance to $0.25 - $0.26 Per Fully Diluted Share."

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 27, 2004                      California Pizza Kitchen, Inc.
                                        a California corporation

                                        By:      /s/ Richard L. Rosenfield
                                                 --------------------------
                                                 Co-Chief Executive Officer

                                        By:      /s/ Larry S. Flax
                                                 --------------------------
                                                 Co-Chief Executive Officer

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EXHIBIT INDEX

Exhibit                 Description
-------                 -----------

 99.1 Press Release dated September 27, 2004 entitled: "California Pizza Kitchen Reports Third Quarter Eighteen Month Comparable Store Sales Increase of 8.7%; Excluding Expected One-time Charges, Management Raises Guidance to $0.25 - $0.26 Per Fully Diluted Share."